UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2020

Griffin-American Healthcare REIT III, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55434	46-1749436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

We issued a letter to our stockholders dated June 4, 2020 announcing updates to our response to the coronavirus, or COVID-19, pandemic, including the suspension of distribution payments to our stockholders, our Amended and Restated Distribution Reinvestment Plan, or DRIP, and our Share Repurchase Plan (as defined below) and the deferral of asset management fees to be paid to Griffin-American Healthcare REIT III Advisor, LLC, or our Advisor, as discussed in greater detail in Item 8.01 of this Current Report on Form 8-K below. A copy of the letter to stockholders, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Act, unless it is specifically incorporated by reference therein.

Item 8.01 Other Events.

Suspension of Distributions, Distribution Reinvestment Plan and Share Repurchase Plan

As previously disclosed in our Current Report on Form 8-K filed with the United States Securities and Exchange Commission, or SEC, on April 3, 2020, in consideration of the impact the COVID-19 pandemic has had on the United States and globally, and the uncertainty of the severity and duration of the pandemic and its effects, our board of directors, or our board, reduced our monthly distribution payments to stockholders and partially suspended our Second Amended and Restated Share Repurchase Plan, as amended, or Share Repurchase Plan. However, due to the effects of the pandemic on the healthcare sector and our portfolio, the ongoing uncertainty surrounding the duration and magnitude of the COVID-19 pandemic and the prolonged shelter-in-place and other factors affecting our tenants, residents, operating partners and managers, our board now deems it is in the best interests of our company and our stockholders to suspend all distributions to stockholders and suspend our DRIP and Share Repurchase Plan with respect to all requests, in an effort to further enhance our liquidity and to protect our long-term financial prospects.

On May 29, 2020, our board authorized the suspension of all stockholder distributions upon completion of the payment of distributions payable to stockholders of record on or prior to the close of business on May 31, 2020. As a result of such suspension, our board also approved the suspension of our DRIP effective upon the completion of all shares issued pursuant to our DRIP with respect to distributions payable to stockholders of record on or prior to the close of business on May 31, 2020 until such time, if any, as our board determines to authorize new distributions and to reinstate our DRIP. Additionally, on May 29, 2020, our board approved the suspension of our Share Repurchase Plan with respect to all repurchase requests received by us after May 31, 2020, including repurchases resulting from the death or qualifying disability of stockholders. Any share repurchase requests received by us pursuant to the Share Repurchase Plan that are not processed due to the suspension, shall be not be processed, but shall be considered outstanding share repurchase requests, unless withdrawn by the requesting stockholder.

Deferral of Asset Management Fees

In an effort to further align its interest with our stockholders and to increase our company’s liquidity, our Advisor agreed to defer 50% of the asset management fees that it would otherwise be entitled to receive pursuant to an advisory agreement entered into between us, our Advisor and our operating partnership effective through February 26, 2021, for services performed by our Advisor during the period from June 1, 2020 to November 30, 2020, with the full amount of such deferred asset management fees then becoming due and payable by us on January 2, 2021.

Our board will continue to assess our distribution policy in light of our operations and future capital needs and shall determine if and when it is in the best interest of our company and our stockholders to reinstate distributions, our DRIP or our Share Repurchase Plan. For further details, please refer to the letter to stockholders attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements with respect to the impact of the COVID-19 pandemic, its severity or duration; changes to our distribution policy, DRIP and Share Repurchase Plan; and our expectations regarding our liquidity, long-term financial prospects and our Advisor’s deferral of asset management fees. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments and their tenants; uncertainties relating to the local economies where our real estate investments are located; uncertainties relating to changes in general economic and real estate conditions, including changes as a result of the COVID-19 pandemic; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our periodic reports, as filed with the SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Griffin-American Healthcare REIT III, Inc. Letter to Stockholders dated June 4, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT III, Inc.

June 4, 2020	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer